Ameristock Mutual Fund (AMSTX)
Mutual Shareholder Services
1301 East Ninth Street- 36th Floor
Cleveland, OH  44114
(800) 394-5064		http://www.ameristock.com


ANNUAL REPORT
June 30, 1998


A word of warning, a piece of advice,  a word of courage


The Ameristock Mutual Fund has increased by 30.61% since last year's annual report dated June 30, 1997. For the first six months of this year your fund is up 17.42%, on par with the S&P500 and ahead of over 80% of all other no-load large-cap funds according to Morningstar. This marks the third consecutive year that Ameristock has been in the top fifth of funds in its category.

Now while we cannot say that the returns Ameristock has achieved will continue, we can promise that the consistent philosophy and consistent investing style that put us in the top fifth will continue.

A word of warning

"The current P/E ratio: Higher than you think". This quote from the Federal Reserve June 1998 Monetary Trends bulletin caught my eye because I had already thought that current P/E's (Price to Earnings ratio, a way to measure the stock market) were high. To have the St. Louis Federal Reserve say they were higher than I already thought they were is disconcerting.

The bulletin said that today's P/E of about 27 (unmatched since 1871 by the way) was high because all the other times the ratio got near this number was during recessions, which makes intuitive sense. After all, if the price of stocks like the S&P500 is 1,000 and the per share earnings is $66.67 then the P/E would be 15 (1,000/66.67). If, during a recession earnings fall by 25% then the S&P500 earning per share would be 50 (66.67 * (1-.25)). Therefore, the P/E ratio during a recession would naturally go higher and be 20 (1,000/50). The four other times the S&P500 P/E was near today's level were 1894, 1921, 1931, 1991. All recession years.

What is different this time, and disconcerting, is that today we are at these levels without a recession! The economy is good. One can only imagine what the P/E will shoot up to if a recession hit. Maybe this is part of the reason some overseas investors think the US market is entering bubble valuation levels.

A piece of advice

Unfortunately, just because the market is at historically high valuation levels doesn't mean it can't go higher. Maybe this time, things are different. Maybe they're not. In either case, you should not have to worry about the overall direction of the market if you are properly diversified.

Over the course of the business cycle your portfolio should be from 40% to 20% in large capitalization domestic equities. NOW IS THE TIME TO BE AT 20%.


A word of courage

Do not sell. If you are overweighed in domestic equities put new money in international equities, bonds, real estate, or stamps but do not sell. Courage. The market, Ameristock, and your money may go down by 30% at any time. Such is the nature of the stock market. If you sell, you may save 30% of your money ($3,000 on a $10,000 investment), you may also miss the next 1,100% move ($101,000 on a $10,000 investment). Which is more important to you in the long run, $3,000 now or $101,000 later?

Ameristock celebrates its third birthday in August. I celebrate my 36th the same month. Hopefully, I'll be managing Ameristock until I retire in 30 years. I expect the Dow to be over 75,000 at that time, a lifetime return of 1,100%. This projection is premised on two conservative assumptions, 1) the market goes down 30% from 9,000 to 6,000, 2) once it hits 6,000 it grows at 9% annually over the next 30 years (over the last 30 years it grew by about 12% annually).

So, chin up, gut in, blinders on, forward ho! Let not the slings and arrows of "expert" opinions discourage you from your long term goals.

In other news. The past year has seen an increase in assets of 92%! Ameristock has grown from $6.6 million last year to over $12.7 million today. This was accomplished with only an 11.9% turnover ratio (down from 21.5% last year) and an average brokerage commission of one half cent per share paid vs. 2.9 cents last year. An estimated savings of over $20,000. What this means is that our goals of keeping total Fund expenses and realized capital gains to a minimum are being met. Both of these numbers are well below industry averages.

The new transfer agent (Mutual Shareholder Services) is working out well. Please call if you have any questions or comments about them.

The next distribution is scheduled for about December 20th. Please send back your vote for Directors for the coming year.

Ameristock is a no-load, value based, domestic, equity-income fund that invests in large capitalization companies. Thank you for investing in the Ameristock Mutual Fund, please tell you friends about us. Have a great rest of 1998.


Nicholas D. Gerber  (July 2, 1998)

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			 Ameristock Mutual Fund
			 Schedule of Investments
 			June 30, 1998

						 Market
Industry              			Company	              Shares 	       	 Value
Automotive	10.49%		      Chrysler	             8,000         		 $451,000
			                      Ford Motor Co.    	   6,410         		 $378,190
                      			General Motors Corp.	 7,620         		 $509,111
Broadcasting &
    Entertainment	0.32%		Disney Co. (Walt)   	 390           		 $41,145
Capital Goods	6.61%		    Boeing Co.          	 5,960 	        	 $265,593
                      			Caterpillar         	 8,500         		 $449,703
                      			General Electric    	 1,400 	        	 $127,225
Chemicals & Fertilizer	6.34%
                         Du Pont de Nemours  	 5,700 	        	 $425,719
                      			Dow Chemical	         3,960 	        	 $382,883
Consumer Staples	8.53%	 	Eastman Kodak Co.	    10 	           	 $731
                      			Coca- Cola Co.	       2,280 	        	 $194,940
                      			McDonalds Corp.     	 2,900 	        	 $200,100
                      			Philip Morris	        12,110 		        $476,831
                      			Pepsico	              2,360         		 $97,203
                      			Proctor & Gamble Co.	 1,300 	        	 $118,381
Diversified	3.20%		      Minn. Mining & Mfg. 	 4,960 	        	 $407,650
Electronics	10.36%	     	Hewlett Packard Co. 	 4,400 	        	 $263,450
                      			IBM                   3,600 	        	 $413,325
                      			Intel Corp.	          6,640 	        	 $492,190
                      			Lucent	               1,826         		 $152,015
Financial Services	8.65%	Assoc First Capital   1,679 	        	 $129,178
                      			Am Intl Group       	 740           		 $108,040
                      			Bankamerica Corp.   	 1,740 	        	 $150,510
                      			Citicorp.	            1,050 	        	 $156,713
                      			Fannie May            5,970 	        	 $367,155
                      			Travelers Group     	 3,150 	        	 $190,969
Healthcare (Products)	10.64%
                         Abbott Labs	          10,760 	       	 $441,160
                      			Am Home Products	     4,000 	        	 $207,000
                      			Bristol Myers Squibb	 1,620         		 $186,199
                      			Johnson & Johnson	    2,440         		 $180,560
                      			Merck & Co.         	 2,020 		         $270,175
                      			Pfizer Inc.	          660 	          	 $71,610
Oil & Gas	7.02%	        	Amoco Corp.	          4,100 	        	 $171,175
                      			Chevron	              2,100         		 $175,875
                      			Exxon	                2,500 	        	 $178,438
                      			Texaco	               6,200 	        	 $370,063
Retailing	2.93%	        	Home Depot Inc.	      1,315 	        	 $109,227
                      			Sears Roebuck & Co. 	 2,500 	        	 $152,656
                      			Wal-Mart Stores	      1,850 	        	 $112,041
Software	0.88%	         	Microsoft Corp.*	     1,040 	        	 $112,710
Telecommunications	12.23%Ameritech Corp.	      7,220 	        	 $323,998
                      			Bell Atlantic Corp. 	 8,040 		         $366,825
                      			Bellsouth Corp.     	 2,950         		 $198,019
                      			GTE Corp.           	 6,470 	        	 $359,894
                      			AT& T Corp.	          5,450 	        	 $311,326
 Total Common Stocks: 	88.20%		 (Cost $8,125,528) 			           $11,248,901
 Total Investments 						                                       $11,248,901
 Other Assets Less Liabilities    11.80% 						                 $1,504,402
 Net Assets:  100% 	 Equivalent to $31.48 per share on 405,054
	 Shares of Capital Stock Outstanding 					                     $12,753,303
 * Non-Income Producing

			 The accompanying notes are an integral part of the financial statements

		 Ameristock Mutual Fund
		 Statement of Assets and Liabilities
 		June 30, 1998


Assets:
Investment Securities at Market Value
      (Identified Cost- $8,125,528)			 $11,248,901
Cash	                                		 $2,031,197
Accounts Receivables
     Dividends		                         	 $16,005
     Interest			                              $286
     Other			                                 $157
     Fund Shares Sold			                  $136,843
	Total Assets:		                       $13,433,389


Liabilities:
Accounts Payable
     Fund Shares Redeemed		             	 $670,848
Accrued Management Fee			                   $9,238
	Total Liabilities:		                     $680,086

Net Assets			                          $12,753,303


Net Assets Consist of:
	Capital Paid In		                      $9,379,713
	Undistributed Net Investment Income		     $69,472
	Undistributed Net Capital Gain		         $180,745
	Unrealized Appreciation in Value of
	     Investments Based on Identified
      Cost- Net		                        $3,123,373
NET ASSETS FOR 405,054 SHARES
      OUSTANDING		                    	 $12,753,303

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
     PRICE PER SHARE ($12,753,303/ 405,054)			 $31.48



		 The accompanying notes are an integral part of the financial statements

		 Ameristock Mutual Fund
		 Statement of Operations
 		Year Ended June 30, 1998


Investment Income:
	Dividends	                           	 $154,697
	Interest		                              $40,788
	Other		                                    $727
		Total Investment Income             	 $196,212

Expenses:
	Management Fee	                       	 $78,373
	Less Waiver of Management Fee		         $(4,209)
		Total Expenses	                        $74,164
Net Investment Income		               	 $122,048

Realized and Unrealized Gain on Investments
	Net Realized Gain (Loss) on Investments		 $194,468
	Net Change in Unrealized Appreciation
	     (Depreciation) on Investments	   	 $1,871,395
	Net Realized and Unrealized Gain (Loss)
	     on Investments		                   $2,065,863

Net Increase (Decrease) in Net Assets
     Resulting from Operations	       		 $2,187,911


		 The accompanying notes are an integral part of the financial statements

		 Ameristock Mutual Fund
		 Statement of Changes in Net Assets
                                  			 July 1, 1997 to 		 July 1, 1996 to
                                   			June 30, 1998    		June 30, 1997

From Operations:
	Net Investment Income		                   $122,048 	      	 $103,474
	Net Realized Gain (Loss)		                $194,468 	      	 $206,443
	Net Change in Unrealized Appreciation
	      (Depreciation) on Investments		   $1,871,395 	    	 $1,084,082
                                     			 $2,187,911     		 $1,393,999

Distributions to Shareholders:
	Net Investment Income		                  $(115,734)	      	 $(64,943)
	Capital Gains		                          $(220,489)		        $(4,632)
                                      			 $(336,224)      		 $(69,575)

From Capital Share Transactions:
	Proceeds from 337,361 Shares Issued  		 $9,665,215 	    	 $7,303,484
	Net Asset Value of 9,726 Shares Issued
	     from Reinvestment of Dividends		     $246,962 	       	 $59,550
	Cost of 207,045 Shares Redeemed		      $(5,654,316)	   	 $(4,270,981)
                                     			 $4,257,861 	    	 $3,092,053

Net Increase in Net Assets		           	 $6,109,548 	    	 $4,416,477
Net Assets at Beginning of Period			     $6,643,755     		 $2,227,278
Net Assets at End of Period (including
     Undistributed Net Investment Income
     of $69,472	and $63,158 respectively)$12,753,303    		 $6,643,755


		 The accompanying notes are an integral part of the financial statements

			 Ameristock Mutual Fund
			 Financial Highlights



Selected Data for a Share of Common Stock	Outstanding Throughtout the Period

                       	         	July 1/97 to		July 1/96 to		August 31/95 to
                                  June 30/98		  June 30/97	  	June 30/96 (1)

Net Asset Value at
     Beginning of Period		        	   $25.06 		     $19.03 	     	 $15.00
Net Investment Income			               $0.41 		      $0.52 	      	 $0.43
Net Gains (Losses) on Securities- Realized
     and Unrealized			                 $7.26 	     	 $5.94 	      	 $3.78
	Total From Investment Operations		   $32.73 	    	 $25.49 		      $19.21
Dividend Distribution
	Net Investment Income	             	 $(0.42)	    	 $(0.39)	     	 $(0.18)
	Capital Gains		                      $(0.83)		     $(0.04)     		 $  -
Total Distributions			                $(1.25)		     $(0.43)	     	 $(0.18)
Net Asset Value at End of Period			   $31.48 		     $25.06 	     	 $19.03

Total Return		                        	30.61%	      	33.95%		       33.70%*

Ratios/ Supplemental Data
     Net Assets End of Period (mill)	 $12.75 	     	 $6.64       		 $2.23
     Ratio of Expenses to Average Net Assets
	Prior to Reimbursement		               0.95%	       	1.06%        		0.90%
	After Reimbursement	                  	0.90%	       	0.56%	        	0.00%
     Ratio of Net Income to Average Net Assets
	Prior to Reimbursement		               1.43%	       	1.89%	        	1.47%
	After Reimbursement		                  1.48%	       	2.39%	        	2.90%
     Portfolio Turnover Rate			        11.85%	      	21.48%	        	7.43%
     Average Commission Rate (2)			  $0.0051 	   	 $0.0293


*  Annualized
(1)  From Inception of Investment Activity (8/31/95)
(2)  Required by regulations issued in 1995.


			 The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998


1.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1996. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

SECURITY VALUATION:
Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES:
It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets. The Investment Advisor has obligated itself to reimburse the Fund to the extent the Fund's total annual expenses excluding taxes, interest, brokerage commissions and extraordinary litigation expenses exceed 1% of its average daily net asset value. The advisor received management fees of $65,600 during the fiscal year ending June 30, 1998.
During the Fund's initial year, the Advisor had payed all Fund expenses.

3.)  RELATED PARTY TRANSACTIONS
Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 45% of the Fund's stock is controlled by FTC & Company. 24% of the Fund's stock is controlled by DLJ-Pershing. 14% of the Fund's stock is controlled by National Financial Services Corp. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies can be deemed as controlling persons.

AMERISTOCK MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 1998



4.)  CAPITAL STOCK AND DISTRIBUTION
     At June 30, 1998, 100 million shares of capital stock ($.005 par value) were authorized, and paid-in capital amounted to $9,379,713. Transactions in common stock were as follows:


       Shares sold............................. 337,361
       Shares issued to shareholders in
         reinvestment of dividends.............   9,726
                                               	347,087
       Shares redeemed........................ (207,045)
       Net increase........................... 	140,042
       Shares Outstanding:
         Beginning of period..................	 265,012
         End of period........................ 	405,054




5.)  PURCHASES AND SALES OF SECURITIES
During the year ended June 30, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $4,135,504 and $879,625 respectively.

6.)  FINANCIAL INSTRUMENTS DISCLOSURE
There are no reportable financial instruments which have any off-balance sheet risk as of June 30, 1998.

7.)  SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at June 30, 1998 was the same as identified cost.

At June 30, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                         Net Appreciation
          Appreciation	 (Depreciation)	   (Depreciation)
          $ 3,211,396    	$(88,023)	        $ 3,123,373

8 )  DISTRIBUTIONS
During the fiscal year ended June 30, 1998, distributions of $0.42 aggregating $115,734 were declared from net investment income; $0.48 aggregating $126,781 were declared from short term capital gains; and $0.35 aggregating $93,708 were declared from long term capital gains.